SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING MONEY MARKET FUNDS
(each a “Fund”, and together the “Funds”)

Effective October 10, 2025, the following is added to the section entitled “Additional Purchase and Redemption Information” in each Fund’s SAI:

Waiver of Service Class Eligibility Requirements for Former Class A Shareholders. Former Class A shareholders who received Service Class shares as a result of a share class conversion and who do not otherwise meet the eligibility criteria for Service Class, including the minimum initial investment amount as set out in the applicable Money Market Fund’s prospectus, may make additional purchases of Service Class shares of such Fund provided that the shareholder’s account remains open at their financial intermediary.

October 10, 2025